UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 2, 2008

MedAssets, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33881	51-0391128
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Point Center E, Suite 200, Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		678-323-2500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K (the “Original 8-K”) of MedAssets, Inc. (“MedAssets”) filed with the Securities and Exchange Commission on June 3, 2008. The Original 8-K reported MedAssets’ completion of its acquisition of Accuro Healthcare Solutions, Inc. (“Accuro”). This report provides the financial statements and pro forma financial information required under Item 9.01 of Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired

The audited consolidated balance sheets as of December 31, 2007 and 2006; audited consolidated statements of operations, cash flows and members’ deficit for each of the years ended December 31, 2007, 2006 and 2005; unaudited consolidated balance sheet as of March 31, 2008; unaudited consolidated statements of operations and cash flows for the three months ended March 31, 2008 and 2007; unaudited consolidated statements of members’ deficit for the three months ended March 31, 2008 and related notes of Accuro are filed herewith as Exhibit 99.1 to this Amendment No. 1.

(b) Pro Forma Financial Information

The unaudited pro forma combined condensed balance sheet as of March 31, 2008; unaudited pro forma combined condensed statement of income for the three months ended March 31, 2008 and for the year ended December 31, 2007; and related notes of MedAssets prepared to give pro forma effect to the acquisition of Accuro are filed herewith as Exhibit 99.2 to this Amendment No. 1.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers, independent accountants

99.1	Audited consolidated balance sheets as of December 31, 2007 and 2006; audited consolidated statements of operations, cash flows and members’ deficit for each of the years ended December 31, 2007, 2006 and 2005; unaudited consolidated balance sheet as of March 31, 2008; unaudited consolidated statements of operations and cash flows for the three months ended March 31, 2008 and 2007; unaudited consolidated statements of members’ deficit for the three months ended March 31, 2008 and related notes of Accuro

99.2	Unaudited pro forma combined condensed balance sheet as of March 31, 2008; unaudited pro forma combined condensed statement of income for the three months ended March 31, 2008 and for the year ended December 31, 2007; and related notes of MedAssets prepared to give pro forma effect to the acquisition of Accuro

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedAssets, Inc.

Date: August 13, 2008	By:	/s/ L. Neil Hunn
Name: L. Neil Hunn Title: Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, independent accountants

99.1	Audited consolidated balance sheets as of December 31, 2007 and 2006; audited consolidated statements of operations, cash flows and members’ deficit for each of the years ended December 31, 2007, 2006 and 2005; unaudited consolidated balance sheet as of March 31, 2008; unaudited consolidated statements of operations and cash flows for the three months ended March 31, 2008 and 2007; unaudited consolidated statements of members’ deficit for the three months ended March 31, 2008 and related notes of Accuro

99.2	Unaudited pro forma combined condensed balance sheet as of March 31, 2008; unaudited pro forma combined condensed statement of income for the three months ended March 31, 2008 and for the year ended December 31, 2007; and related notes of MedAssets prepared to give pro forma effect to the acquisition of Accuro